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                                                                    Exhibit 10.6


                             ANKER COAL GROUP, INC.

                       1997 OMNIBUS STOCK INCENTIVE PLAN
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                                    ARTICLE I
                                   Definitions


1.01 Affiliate means any "subsidiary" or "parent" corporation of the Company, within the meaning of Section 424 of the Code.

1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Restricted Stock or an Option granted to such Participant.

1.03  Board means the Board of Directors of the Company.

1.04  Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.05  Common Stock means the voting common stock of the Company.

1.06  Company means Anker Coal Group, Inc., a Delaware corporation.

1.07 Fair Market Value means, on any given date, the fair value of Common Stock as determined by the Board.

1.08 Option means a non-qualified stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.09 Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of
      Article IV and is selected by the President and Executive Vice President of the Company to receive a Restricted Stock award, an Option or a combination thereof.

1.10  Plan means the Anker Coal Group, Inc. 1997 Omnibus Stock Incentive Plan.

1.11  Restricted Stock means Common Stock awarded to a Participant under Article
      IX. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, the shares become transferable and free of substantial risks of forfeiture.

1.12 A Change of Control shall occur if any person or group becomes the beneficial owner, directly or indirectly, in the aggregate of securities of the Company representing seventy-five percent (75%) or more of the total combined voting power of all classes of the Company's then outstanding, securities. For this purpose, the terms "person," "group" and "beneficial owner" shall have the respective meanings prescribed in the Securities Exchange Act of 1934. In addition, the terms "person" or "group" shall not include any person or group which is a beneficial owner, directly or indirectly, of any securities of the Company as of the date the Plan is adopted. Moreover, an initial public offering of the Company's securities shall not be considered a change of control for purposes of the Plan.

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                                   ARTICLE II
                                    Purposes

The Plan is intended to motivate, reward and retain officers and key employees of the Company or an Affiliate for contributing to its long-term success by providing an opportunity for meaningful capital accumulation linked to the future success of the Company and appreciation in shareholder value. The Plan is intended to permit the award of shares of Restricted Stock and the grant of Options.

The Plan is a compensatory benefit plan within the meaning of Rule 701 under the Securities Act of 1933 (the "Securities Act"). Except to the extent any other exemption from the Securities Act is expressly relied upon in connection with any Agreement entered into pursuant to the Plan or the securities issuable hereunder are registered under the Securities Act, the issuance of Common Stock pursuant to the Plan is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. To the extent that an exemption from registration under the Securities Act provided by Rule 701 is unavailable, all unregistered offers and sales of Common Stock hereunder are intended to be exempt from registration under the Securities Act in reliance upon the private offering exemption contained in Section 4(2) of the Securities Act, or other available exemption, and the Plan shall be so administered.


                                   ARTICLE III
                                 Administration

Subject to the approval of the Board, the President and Executive Vice President of the Company shall determine the award of Restricted Stock and the grant of Options upon such terms (not inconsistent with the provisions of this Plan) as such officers may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.


                                   ARTICLE IV
                                   Eligibility

The President and the Executive Vice President of the Company, with the approval of the Board, shall designate the employees to whom shares of Restricted Stock are to be awarded and to whom Options for shares of Common Stock are to be granted and will specify the number of shares of Restricted Stock or Common Stock, as the case may be, subject to each award or grant. All shares of Restricted Stock awarded and all Options for shares of Common Stock granted under this Plan shall be evidenced

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by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.

                                   ARTICLE V
                             Stock Subject to Plan

Upon the award of shares of Restricted Stock the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, the Company may deliver to the Participant shares of Common Stock from its authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options and the award of Restricted Stock under this Plan is 300 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article X. If any award, portion of an award or Option under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such award shall thereafter be available for further awards under the Plan.


                                   ARTICLE VI
                                  Option Price

The price per share of an Option shall be one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.


                                   ARTICLE VII
                               Exercise of Options

7.01 Maximum Option Period. The term during which an Option may be exercised shall be determined by the Board; provided, however, that in no event shall an Option be exercisable more than ten (10) years from the date it is granted.

7.02 Vesting. Except as otherwise specified by the Board, each Option shall vest three (3) years from the date it is granted, provided the Participant has remained in continuous employment with the Company or an Affiliate during such three (3)-year period.

7.03 Acceleration of Vesting as a Result of Retirement, Death or Disability. Upon termination of a Participant's employment with the Company or an Affiliate on account of death, disability (as defined in the Company's long term disability plan) or normal retirement at age 65 or otherwise pursuant to the Company's policy, any unvested portion of an Option shall become one hundred percent (100%) vested as of such date of termination.

7.04 Acceleration of Vesting as a Result of Change of Control. Upon a Change of Control (as defined in Section 1.12 of the Plan), any unvested portion of an Option shall become one hundred percent (100%) vested as of such Change of Control.

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7.05  Acceleration of Vesting as a Result of a Merger. Upon a merger of the
      Company with another entity, any unvested portion of an Option which was granted prior to the date of merger shall become one hundred percent (100%) vested if the Participant is involuntarily terminated during the ninety (90)-day period immediately following the merger date, or voluntarily terminates at any time after the expiration of the one (1) year period immediately following the merger date.

7.06 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of a Participant only by the Participant or, during the period a Participant is under a legal disability, by the Participant's guardian or legal representative. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.07 Employee Status. Options under this Plan may be exercised only during employment with the Company or an Affiliate or within a specified period of time after such termination as determined by the Board or as otherwise set forth in the Plan. For this purpose, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

7.08 Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Board shall determine appropriate from time to time.


                                  ARTICLE VIII
                               Method of Exercise

8.01 Exercise. Subject to the other applicable provisions of the Plan, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, through a recourse loan or a cash equivalent or any combination thereof acceptable to the Board. If the Agreement so provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

8.03 Shareholder Rights. Prior to the exercise of an Option and the delivery of the shares of Common Stock in connection therewith, a Participant shall have none of the rights of a stockholder with respect to any shares subject to an outstanding Option.

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                                   ARTICLE IX
                                Restricted Stock

9.01 Award. Subject to the other applicable provisions of the Plan, the President and the Executive Vice President of the Company, with the approval of the Board, shall from time to time designate the employees to whom awards of Restricted Stock are to be made and shall specify the number of shares of Common Stock covered by such awards.

9.02 Restrictions. A Participant's rights in the Restricted Stock shall be forfeitable and nontransferable for a period of six (6) years from the date the shares are awarded. These restrictions shall postpone transferability of the shares and provide that the shares shall be forfeited if the Participant's employment with the Company or an Affiliate is terminated for any reason before the sixth (6th) anniversary of the date the shares are awarded.

9.03 Shareholder Rights. If provided in the Agreement, prior to their forfeiture (in accordance with the terms of the Agreement and while the shares are Restricted Stock), a Participant will have the rights of a stockholder with respect to the Restricted Stock, including the right to receive dividends; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Participant must assign voting rights to the Company or to other persons designated by the Board, (iii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the shares cease to be Restricted Stock.

9.04 Other Terms and Conditions. Awards of Restricted Stock may contain such other provisions, not inconsistent with the provisions of the Plan, as the Board shall determine appropriate from time to time.


                                    ARTICLE X
                           Adjustments and Liquidation

10.01 Adjustments Upon Change in Common Stock. The maximum number of shares as to which Restricted Stock may be awarded and as to which Options may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards and Options shall be adjusted, as the Board shall determine to be equitably required in the event that the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, or there occurs any other event that, in the judgment of the Board, necessitates such action. Any determination made by the Board under this Section 10.01 of the Plan shall be final and conclusive.

      In the event of any proposed Change of Control, the Board shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the Participants, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any awards; (ii) arrangements with Participants for the payment of appropriate consideration to them for the cancellation and surrender of any

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      award; and (iii) in any case where equity securities other than Common
      Stock of the Company are proposed to be delivered in exchange for or with respect to Common Stock of the Company, arrangements providing that any award of Restricted Stock shall become one or more awards with respect to such other equity securities.

      The Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 10.01 of the Plan) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

      The issuance by the Company of shares of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, whether upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Restricted Stock or Options.

10.02 Liquidation of Company. In the event the Company dissolves and liquidates (other than in connection with a reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Agreement: (i) each Participant shall have the right to exercise his Option, or to require delivery of share certificates representing any award of Restricted Stock, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Board may make arrangements with the Participants for the payment of appropriate consideration to them for the cancellation and surrender of any Option or Restricted Stock that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any Restricted Stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Board shall give to each Participant written notice of the commencement of any proceedings for such liquidation and dissolution of the Company and the Participant's rights with respect to his outstanding awards.


                                   ARTICLE XI
                     Call Rights and Right of First Refusal

11.01 Call Rights of Company. Except as otherwise specified by the Board, so long as the Common Stock is not publicly traded, the Company shall have the right to purchase, and the Participant shall have the corresponding obligation to sell, upon delivery of written notice to the Participant, any or all of the Participant's vested Options and any or all of the shares of Common Stock then owned by the Participant, ownership of which shares was acquired through exercise of an Option or award of Restricted Stock pursuant to an Agreement under the Plan. The purchase price of shares of Common Stock pursuant to this Section 11.01 of

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      the Plan shall be the Fair Market Value of such shares of Common Stock as of the date the Company mails or otherwise delivers such written notice to the Participant. The purchase price of any vested Option pursuant to this
      Section 11.01 of the Plan shall be the difference between the Option price per share and the Fair Market Value of one share of Common Stock, measured as of the date the Company malls or otherwise delivers such written notice to the Participant, multiplied by the number of shares to which the Option relates that are being purchased. The provisions of this Section 11.01 of the Plan shall apply in the event of a Participant's death, to the Participant's executor, personal representative or the person to whom the Option and/or shares of Common Stock shall have been transferred by will or the laws of descent and distribution, as though such person is the Participant.

11.02 Company's Right of First Refusal. Except as otherwise specified by the Board, so long as the Common Stock is not publicly traded, the Common Stock issued pursuant to the exercise of an Option and the grant of Restricted Stock shall be subject to a right of first refusal pursuant to which a Participant shall be required to provide written notice to the Company of the Participant's intention to dispose of all or any portion of such Common Stock. The written notice shall contain information regarding the identity of the proposed purchaser or purchasers (the "Proposed Purchaser(s)"), the number of shares of Common Stock subject to the proposed transaction, the proposed price and terms of sale and the proposed closing date of such sale. For a period of thirty (30) days after the receipt by the Company of the written notice specified above, the Company shall have a right of first refusal to purchase the Common Stock subject to the proposed disposition at the price and on the terms offered by the Proposed Purchaser(s). The Company must exercise its right to purchase by giving written notice to the Participant and to the Proposed Purchaser(s) within thirty (30) days following receipt of the notice, which notice shall specify the number of shares of Common Stock the Company intends to purchase. If the Company does not exercise its purchase right within the time period provided herein with respect to all of the offered Common Stock, the Participant shall be free for a period of thirty
      (30) days thereafter to sell such shares to the Proposed Purchaser(s), at the same price and on the same terms and conditions as set forth in the notice. If the Participant shall not, within such thirty (30) day, period, consummate the sale with the Proposed Purchaser(s), any subsequent sale by the Participant to the Proposed Purchaser(s) or to any other purchaser on the same or other terms and conditions must comply again with the provisions of this Section 11.02 of the Plan.


                                   ARTICLE XII
             Compliance with Law and Approval of Regulatory Bodies

12.1 General. No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements). The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which shares of Restricted Stock are awarded or for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Restricted Stock shall be awarded, no Common Stock shall be issued, no certificate for shares shall be delivered under this Plan until

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      the Company has obtained such consent or approval as the Board of
      Directors may deem advisable from regulatory bodies having jurisdiction over such matters.

12.2 Compliance with Securities Law. The Company may require that a Participant, as a condition to exercise of an award, and as a condition to the delivery of any share certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the Participant solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Company may also require that a Participant submit other written representations which will permit the Company to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the Participant and the Participant's ability to bear the economic risk of the Participant's investment. The Company may require that the Participant obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Company may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions.

12.3 Withholding of Taxes. The Company may require, as a condition to the grant of any award under the Plan or exercise pursuant to any Option or to the delivery of certificates for shares issued or payments of cash to a Participant to the Plan or an Agreement (hereinafter collectively referred to as a "taxable event"), that the Participant pay to the Company, in cash or, unless otherwise determined by the Company, in shares of Common Stock, including shares acquired upon grant of the award or exercise of the award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such Participant to cover any such taxes.


                                  ARTICLE XIII
                               General Provisions

13.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continued employment with the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

13.02 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by

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      grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by a pledge of, or other encumbrance on, any property of the Company.

13.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


                                   ARTICLE XIV
                                    Amendment

The Board, without further approval of the stockholders, may amend or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or system upon which the Common Stock may be listed or quoted. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock award or under any Option outstanding at the time such amendment is made.


                                   ARTICLE XV
                                  Governing Law

The validity, construction and effect of the Plan, of Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board relating to the Plan or such Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.


                                   ARTICLE XVI
                       Effective Date and Duration of Plan

The Plan is effective as of the date on which the Plan is adopted by the Board. No award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all awards made under the Plan prior to such termination of the Plan shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of the related Agreements.

Date Approved and Adopted by the Board: May 22, 1997

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